EXHIBIT 99.1

NOTICE OF OPTIONAL PARTIAL REDEMPTION

TRANSATLANTIC PETROLEUM LTD.

13.0% Convertible Notes Due 2017
(CUSIP Nos. 89355Y AA7, 89355Y AB5)

(ISIN US89355YAA73, US89355YAB56)

Pursuant to Section 3.3 of the Indenture, dated as of February 20, 2015, among TransAtlantic Petroleum Ltd. (the “Company”), and U.S. Bank National Association, as trustee (the “Trustee”), (the “Indenture”), notice is hereby given that the Company has elected to effect an optional redemption of $4,275,000.00 in aggregate principal amount of the Company’s 13.0% Convertible Notes Due 2017 (the “Notes”) outstanding as of the Redemption Date in accordance with Article III of the Indenture and Paragraph 5 of the Notes.  Exhibit A attached hereto sets forth the principal amounts of the Notes called for optional redemption.  Capitalized terms used and not otherwise defined have the meanings set forth in the Indenture.

The Notes are called for redemption on January 1, 2017 (the “Redemption Date”), at a redemption price equal to 100.000% of the principal amount on the Redemption Date, plus accrued interest to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date) (the “Redemption Price”).

Interest on the Notes called for redemption will cease to accrue on and after the Redemption Date, unless the Company defaults in making the redemption payment.

If permitted by Article V of the Indenture, Holders may convert their Notes into the Company’s common shares prior to the Redemption Date.

The Indenture provides that the Notes must be surrendered to the Paying Agent in order to collect the Redemption Price.  For Notes that are evidenced only in book-entry form on the records of the Depository (“Book-Entry Notes”), payment of the Redemption Price will be made without requiring presentation of the Notes.

For Notes in physical form, the Holder must surrender the Notes to the Paying Agent in order to collect the Redemption Price and receive a new Note for the unredeemed portion.  For Notes held by the Company as custodian, on your behalf, the Company will deliver the Notes to the Paying Agent and will receive a replacement Note for the unredeemed portion.  For all other Holders, physical Notes should be sent to the following address along with instructions on where to deliver a replacement Note for the unredeemed portion:

DELIVERY INSTRUCTIONS FOR PHYSICAL NOTES

By First Class Mail, Courier or Overnight Delivery:

TransAtlantic Petroleum Ltd.

16803 Dallas Parkway

Addison, Texas 752001

Attn: Vice President and General Counsel

Pursuant to Section 10.8 of the Indenture and subject to Section 3.3 of the Indenture, payment of the Redemption Price will be made on January 3, 2017, and no interest shall accrue for the intervening period.

Under the provisions of Section 3406 of the Internal Revenue Code of 1986, as amended, paying agents may be obligated to withhold 28% from payments of principal to Holders who have failed to furnish the Paying Agent with a valid taxpayer identification number.  Holders of Notes who have not previously provided the Paying Agent a certified taxpayer identification number on a Form W-9, and who wish to avoid the application of these provisions, should submit a certified taxpayer identification number on a Form W-9 to the Paying Agent.

HOLDERS OF BOOK-ENTRY NOTES

SHOULD DIRECT ANY QUESTIONS TO

THE PAYING AGENT FOR THE BOOK-ENTRY NOTES:

U.S. Bank National Association
Attn:  Specialized Finance

111 Fillmore Avenue

St. Paul, MN 55107-1402

Re:  TransAtlantic Petroleum Ltd.

Telephone No. 651-466-7150

Please refer to the CUSIP number when making inquiries.

HOLDERS OF PHYSICAL NOTES

SHOULD DIRECT ANY QUESTIONS TO

THE PAYING AGENT FOR THE PHYSICAL NOTES:

TransAtlantic Petroleum Ltd.

16803 Dallas Parkway

Addison, Texas 752001

Attn: Vice President and General Counsel

Telephone No. 214-220-4323

TRANSATLANTIC PETROLEUM LTD.

By: U.S. Bank National Association, as Trustee

Dated: November 22, 2016

No representation is being made as to the correctness or accuracy of the CUSIP number, ISIN, or Common Code number, if any, listed herein or printed on the Notes.

EXHIBIT A

NOTES CALLED FOR REDEMPTION

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